

I N T E R F A C E



Investor Presentation
December 2004





Forward Looking Statements

This presentation contains forward-looking statements, including, in particular, statements about Interface's plans, strategies and prospects. These are based on the Company's current assumptions, expectations and projections about future events.

Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. Important factors, some of which may be beyond the company's control, that could cause actual results to differ materially from management's expectations are discussed under the heading "Risk Factors," included in the amendment to the Company's registration statement on Form S-4 filed with the Securities and Exchange Commission on June 28, 2004, which discussion is hereby incorporated by reference. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and conference attendees not to place undue reliance on any such statements.

Business Overview

Interface is a Leader in the Commercial Interiors Market


14%
Broadloom
63%
23%
Fabrics
Modular

LTM (thru 3Q 2004) 2004 Revenues - $858 million

- Modular Carpet
- Broadloom Carpet
- Fabrics

Interface Portfolio Mix

Interface Portfolio (2002)	TARGET Portfolio Mix
99% Commercial 1% Residential	95% Commercial 5% Residential
70% Corporate Office 30% Non-Corporate	55% Corporate Office 45% Non-Corporate
90% Refurbishment 10% New Construction	90% Refurbishment 10% New Construction
70% Revenues Domestic 30% Revenues International	70% Revenues Domestic 30% Revenues International

Interface Strengths

Market Leader in Attractive Modular Segments	▪ The world leader and a global manufacturer of carpet tiles
Preeminent Brands – Quality, Reliability and Leadership	▪ Most recognized brands in the industry for high quality, reliability and premium positioning in the marketplace
Sales Force – Established Design Community Relationships	▪ Best specifying sales force in the Industry
Innovative Design and Development Capabilities	▪ Top designers picked Interface brands in four of the six categories
Made to Order / Low Cost Global Manufacturing Capabilities	▪ A unique "made to order" model separates Interface from the competition
Strong Free Cash Flow Generation	▪ Interface products provide high contribution margins
Leader in Sustainability	▪ Interface pioneered the concept of sustainability in our industry

Market Leader– Where do we Play?


Interface Market Landscape*
50%
0%
Middle to High End
MARKET SHARE
Interface
Fabrics
Europe
Modular
Americas
Modular
Asia Pacific
Modular
Americas
Broadloom
$0.00
AVG. SALES PRICE
$30.00

* Interface Management Estimates

- **Interface is repositioning to attack the low-end commodity market opportunity (BPS™ Collection and Heuga® Polypropylene)**

Commercial Soft-Coverings Market Estimates*

	MARKET SHARE ESTMATES in Volume/m2 (as of September 28, 2003)		
	"Commodity Market" Interface Share	"Middle to High End" Interface Share	Total Market Volume 2003E Interface Share
	Less than $10.00 / m2	*Greater than $10.00 / m2*	*TOTAL*
Asia Pacific (Modular)	2%	**37%**	6%
Europe (Modular)	9%	**29%**	20%
Americas IFS (Modular)	0%	**35%**	28%
Americas BPS (Broadloom)	0%	**10%**	2%
TOTAL	1%	**23%**	6%

Source: Dupont, BMW Associates and Interface Management Estimates

Preeminent Brands – Quality, Reliability, Design

FAVORITE CARPET MANUFACTURERS

The competition for favorite manufacturer in each of the five categories below seems to grow more intense every year. Not only were the votes closer, but 24 different companies or brands were named number one. Fortunately, in spite of continuing consolidation in the carpet manufacturing sector, the design community still has a wide range of players and products to choose from.

While Bentley Prince Street came in first in the all-important Design category for the second year in a row, Shaw Contract placed first in three categories this year; it tied for first in Service and Quality and was alone at the top in the Value category. Interface came in first in two categories; it tied for first in Service and was alone at the top in Performance. Like last year, the voting in every category was so close that there were no sure bets in any category. That's a sure sign that all the players are getting more competitive in their businesses.

SERVICE

For the third year in a row, Interface came in first in this critical category, but this year it shared the top spot with Shaw Contract. J&J and Lees both moved up this year to tie for second with Durkan, which moved up from fourth place. New to the list this year were Beaulieu, Invision, Fortune Contract and Couristan.

1. INTERFACE
   SHAW
2. DURKAN
   J&J
   LEES
3. ATLAS
   MOHAWK
   CONSTANTINE
4. MASLAND
   C&A
   PATCRAFT
5. BPS (Bentley Prince St.)
   MANNINGTON
6. BEAULIEU
7. INVISION

Also mentioned: Fortune, Monterey, Couristan, Milliken

QUALITY

The competition for number one in the Quality category was closer this year than ever. Shaw Contract and Lees moved into the top spot, while Interface and Bentley Prince Street were right behind them in the second and third spots. Couristan and Fortune were new to the list this year.

1. SHAW
   LEES
2. INTERFACE
3. BPS (Bentley Prince St.)
4. C&A
   MOHAWK
5. MANNINGTON
   DURKAN
   PATCRAFT
6. INVISION
   J&J
   CONSTANTINE
7. ATLAS
   MASLAND
8. COURISTAN
   MILLIKEN

Also mentioned: Karastan, Blue Ridge, Fortune

DESIGN

For the second year in a row, Bentley Prince Street was the winner in the glamour category. Right behind BPS in a dead heat for second place were Atlas, Interface and Constantine. Shaw was once again in third place, while Durkan moved up from fifth. New this year were Couristan and Fortune Contract.

1. BPS (Bentley Prince St.)
2. INTERFACE
   ATLAS
   CONSTANTINE
3. SHAW
4. DURKAN
5. MASLAND
   MONTEREY
6. LEES
7. INVISION
   MANNINGTON
   MILLIKEN
   BRINTONS
8. BLUE RIDGE

Also mentioned: Patcraft, Beaulieu, Fortune, Couristan

PERFORMANCE

Interface was tops in this category for the third straight year, followed by Shaw Contract, which moved up from the third spot. Lees was in that third spot again this year, followed by C&A, which moved up from fifth. Couristan was new to the list this year.

1. INTERFACE
2. SHAW
3. LEES
4. C&A
5. MOHAWK
6. ATLAS
   PATCRAFT
7. BPS (Bentley Prince St.)
   MANNINGTON
8. MILLIKEN
9. KARASTAN

Also mentioned: J&J, Constantine, Invision, Beaulieu, Durkan, Masland, Couristan, Ulster

VALUE

Shaw, which has historically dominated this category since we started the survey, was once again first. Interface and Patcraft tied for second place, while Lees was in third this year. Newcomers to the list are Couristan, Designweave, Northwest and Templeton.

1. SHAW
2. INTERFACE
   PATCRAFT
3. LEES
4. MOHAWK
   DURKAN
   BEAULIEU
5. MANNINGTON
   MASLAND
   FORTUNE
6. C&A
   J&J
7. BIGELOW
   INVISION

Also mentioned: Constantine, Couristan, Designweave, Northwest, and Templeton.

Source: Floor Focus 2004

Established Customer Design Relationships Through an Extensive Sales and Marketing Organization

Business	Total
Americas Floorcovering	139
Europe Modular	284
Asia-Pacific Modular	82
Fabrics	74
Total	754

Total Sales & Marketing Personnel


FLOOR
FOCUS
October 2004
THE TOP 250 DESIGN SURVEY
HARDWOOD IMPORTS
RETAIL BEST PRACTICES

Top designers picked Interface brands in four of the five categories in the October 2004 Floor Focus Survey

Innovative Design and Development Capabilities Through Our Differentiated Made to Order Business Approach

Interface Operational Model


100%
0%
% MADE TO ORDER
Asia Pacific Modular
Americas Modular
Americas Broadloom
Europe Modular
Fabrics
1
INVENTORY TURNS
12

	Inventory Turns	
	LTM (thru 3Q 2004) 2004	*TARGET*
Asia Pacific	3.8	5.0
Europe	4.7	6.0
Americas IFS	10.1	12.0
Americas BPS	3.4	5.0
Fabrics	2.9	4.0
Interface Consolidated	**4.2**	**5.6**

The Migration to a Make to Order Model

Operations

1. Increase speed to market
2. Decrease lead time to customers
3. Promote lean manufacturing culture
4. Increase inventory turns
5. Lead in innovation and adaptability
   - Ex: Portable creels and r-coners allow us to maximize yarn utilization and virtually eliminate yarn waste
6. Increase opportunities for sustainability
7. Focus operations on continuous cost improvement

Sales

- Sales must change to sell overages and minimums
- Manufacturing will give up long production runs and make orders within 3% of requirement
- Managing change - over time will become more important than managing run time

Low Cost Global Manufacturing


Guilford, ME
(Panel & Upholstery)
N. Ireland
(Modular)
Yorkshire, England
(Fabrics & Modular)
Belleville, Canada
(Modular)
Grand Rapids, MI
(Fabrics)
City of Industry, CA
(Broadloom)
Holland
(Modular)
Lithuania
(Future Fabrics)
East Douglas, MA
(Panel)
China
(Future Modular ?)
Elkin, NC
(Panel & Upholstery)
Chonburi, Thailand
(Modular)
LaGrange, GA
(Modular)
West Point, GA
(Modular)
Picton, Australia
(Modular)
19 Manufacturing Facilities Worldwide

High Contribution Model

	LTM 2004	Hypothetical Sales Growth Over LTM 2004 10%	20%	30%
Net Sales	$858,000	$943,800	$1,029,600	$1,115,400
Variable Margin	342,600	377,520	411,840	446,160
Fixed Manufacturing	84,500	98,708	98,708	98,708
Gross Profit	258,100	278,813	313,133	347,453
SG&A	199,800	209,790	222,377	239,656
Operating Income	58,300	69,023	90,755	107,796
Interest	46,000	42,000	38,000	35,000
Net Income	$8,856	$16,754	$32,708	$45,134
E.P.S.	$0.14	$0.34	$0.65	$0.90
Variable Margin %	39.9%	40.0%	40.0%	40.0%

Interface Consolidated	1998	1999	2000	2001	2002	LTM 2004
Variable Margin	39.4%	37.0%	36.5%	36.1%	37.7%	39.9%
Fixed Cost	30.3%	31.0%	29.5%	31.7%	34.1%	33.1%
EBIT	9.1%	6.0%	7.0%	4.4%	3.6%	6.8%

Leader in Sustainability

Industrial Model of a Sustainable Enterprise

Interface Seven Fronts (Initiatives)

- **Zero Waste**
- **Benign Emissions**
- **Renewable Energy**
- **Closed Loop Material Supply**
- **Resource Efficient Transportation**
- **Sensitivity Hook Up (Social Responsibility)**
- **Redesign Commerce**

GREEN LEADERS

Interface remains the clear leader among green flooring companies, with 25% of respondents ranking the high-profile environmentally conscious company the industry's best green movement advocate. Shaw maintained second place, but Forbo moved into third, more than doubling its ranking from 4% last year to 10%. C&A took fourth place.

	2004	2003
1. INTERFACE	25%	29%
2. SHAW	13%	18%
3. FORBO	10%	4%
4. C&A	8%	15%
5. MILLIKEN	4%	3%
LEES	4%	—
CORK IN GENERAL	4%	—
6. ECO SURFACES	3%	—
MANNINGTON	3%	—
INVISTA	3%	4%
RUBBER IN GENERAL	3%	—

Also mentioned: Amtico's Stratica, Designweave, Mohawk, Expanko, Nora Rubber, Duro Design Cork, Bamboo, Carpet, Non-vinyl, Linoleum

Source: Floor Focus 2004

The Path Forward

The Industry is Off Significantly From Historical Highs …


BIFMA Order Trends
Unprecedented
Decline
12/93
06/04


BIFMA Orders Year over Year Change %
20%
10%
0%
-10%
-20%
-30%
12/93
06/04

Source: BIFMA.

Interface is Primed for Growth


EXECUTE
SUSTAINABLE
GROWTH
STAGE 6
SURVIVAL-
RATIONALIZATION
TOTAL COMMERCIAL
SOLUTIONS PROVIDER
INTERNATIONAL
EXPANSION
RAPID GROWTH
STAGE 1
START-UP

- Exploit our position on sustainability
- Lead modular opportunity worldwide
- Lessen the dependence on the corporate office market through segmentation
- Position the high-end broadloom and fabrics businesses for sustained profitable growth
- De-lever the balance sheet

The Path Forward will be to Capitalize on These Platforms for Growth …

	The Interface Opportunity	***Strategic Objective***
Grow Corporate Share	▪ The global office market has been in a prolonged decline and is prime for a recovery	▪ Lead the modular growth in the more mature office market
Execute Market Segmentation	▪ Carpet tile acceptance in non-corporate office applications is gaining momentum ▪ Fabrics segmentation opportunities exist in automotive, industrial, and window treatments	▪ Lead the modular growth into other segments ▪ Utilize existing technology in fabrics to segment into these other markets ▪ Lead Broadloom into Tenant Improvement, Education and Healthcare
Residential Growth	▪ Large worldwide residential market	▪ Create the master brand Interface Flor ▪ Create a high-end niche broadloom offering
Capture Emerging Markets	▪ Significant economic growth forecasted for emerging markets – China, Japan, MEA, India and E. Europe	▪ Lead and shape the modular growth in Eastern Europe, the Middle East and Asia
Advance Sustainability	▪ Our customers want sustainable products	▪ Leverage Interface's position on sustainability to drive business

… As Well as Focus on Continued Operational Excellence

	The Interface Opportunity	***Strategic Objective***
Tighten the Supply Chain	▪ Current Made to Order business has moved Americas Modular to 10 inventory turns/year ▪ Migrate make to order business model across the entire enterprise	▪ Capitalize on global sourcing opportunities ▪ Continually push supply chain integration across the business units through "make to order"
De-Lever the Balance Sheet	▪ High potential for operating leverage and strong cash flows	▪ Capitalize on the free cash flow characteristics of the business
Focus on Productivity	▪ Recent restructuring initiatives are estimated to yield approximately $25M additional annual savings	▪ Grow sales while minimizing SG&A cost increases; only invest in growth initiatives ▪ Realize integration savings in fabrics and Europe modular

Interface Growth Platform
Maintain or Grow Corporate Share


(Target)
$ 1.20B
$858M
10%
Gain
$ 785.0M
Baseline Sales
End of Year
(2003)
Corporate Office
Recovery
$ 150 M
Base Year
2003

Execution Drivers

- Maintenance of Interface's share in the corporate office market, combined with modest 5% growth in the corporate office market itself, will produce results

Maintain or Grow Corporate Share
Modular is Taking Share


$ in Millions
Modular Sales and Margin
% Operating Profit Margin
600
500
400
300
200
100
0
$524
$553
$480
$444
$483
563
30%
25%
20%
15%
10%
5%
0%
-5%
1999
2000
2001
2002
2003
LTM 2004
Actual Modular Sales
Modular Operating Profit %
Operating % TARGET of 15%

Interface Modular GROWTH in 2004 was 20% - Taking share in a Specified Office Market that is estimated to be UP 8%



Hot Products

Carpet Tile has remained the most often specified product over the last several years. Figures reflect the number of designers who are specifying more of the products below.

		2004	2003	2002
1	Carpet Tiles	58%	56%	55%
2	Linoleum	40%	30%	24%
3	Ceramic / Porcelin	31%	33%	41%
4	Stone	31%	29%	47%
5	Vinyl	30%	25%	31%
6	Rubber	30%	27%	30%
7	Hardwood	24%	17%	30%
8	Laminate	21%	10%	17%
9	Area Rugs	20%	28%	34%
10	Cork	19%	14%	17%
11	Bamboo	16%	21%	23%
12	6' Rolls	12%	14%	13%
13	Broadloom	11%	12%	15%
Fibers				
1	Nylon	19%	20%	18%
2	Wool	4%	11%	13%
3	Polyester	4%	4%	3%
4	Olefin	4%	5%	1%

Maintain or Grow Corporate Share
Broadloom Has Returned to Profitability



$ in Millions
Broadloom Sales and Margin
% Operating Profit Margin
200
180
160
140
120
100
80
60
40
20
0
$183
$180
$176
$141
$117
$110
$119
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
1998
1999
2000
2001
2002
2003
LTM 2004
Actual Broadloom Sales
Broadloom Operating Profit %

* Includes Restructuring Charges

Operating % TARGET of 8%



marketflooring

Bentley Prince Street

This company's new House & Home division is devoted to residential floor coverings—both functional and fashionable. Among them is **Velvet**, a collection of area rugs by esteemed textile designer Suzanne Tick. Her creations combine blocks of two, four, five, and six colors, delineated by a carved shadow line. Distinguishing characteristics include a medium-profile pile. 4441 East Don Julian Road, City of Industry, CA 91746; 800-[illegible] **circle 331**

Rug Company

Now that Christopher and Suzanne Sharp have brought the Rug Company from London to New York, we're pleased to have easy access to the smart—and sometimes sassy—handmade designs by Suzanne Sharp and her fellow Brits: Nicky Haslam, Lulu Guinness, Emily Todhunter, et al. Paul Smith's latest offerings are **Home,** a high-end welcome mat, and **Star Pink,** a real dazzler. 88 Wooster Street, New York, NY 10012; 212-274-0444; therugcompany.info. **circle 332**

Endless Knot Rug Company

The meandering **Pathways** pattern, from Lori Weitzner's new collection of hand-knotted wool and wool-silk rugs, is meant to represent life's twists and turns, celebrating the beauty at each juncture. Shown in bordeaux; also available in cream, ruby, and truffle. 344 Blodgett Street, Cotati, CA 94931; 800-910-3000; endlessknotrugs.com. **circle 333**

HOME

78 INTERIOR DESIGN FEB.03

New Product Innovation from BPS

2001	**17 new products**
2002	**16 new products**
2003	**16 new products**

- Launched Residential, Area Rug and Mainstreet, which have unknown potential upside for immediate growth

Maintain or Grow Corporate Share
Fabrics Is On The Move

$ in Millions

Fabrics Sales and Margin



300
250
200
150
100
50
0
$250
$210
$202
$188
$192
2000
2001
2002
2003
2004 LTM
Actual Fabrics Sales



Interface Fabrics Rationalization Savings

- Over $8 million in savings realized in 2003 from rationalizations
- Potential annualized savings of approximately $10 million
- $4 million improvement Y-T-Y in operating profit in Q1 2004

Maintain or Grow Corporate Share

Commercial Office Applications



Interface Growth Platform
Execute Market Segmentation



(Target)
$ 1.20B
$858M
10%
Gain
$785.0M
Baseline
End of Year
(2003)
Non-Office Commercial Market Segmentation
$150M
Corporate Office Recovery
$ 150M
Base Year
2003

Execution Drivers

- **The Institutional (government and education) and Healthcare segments represent the largest global opportunities for Interface modular**

The Top FIVE Opportunities

1. Education
2. Retail – Instore Use
3. Healthcare
4. Hospitality
5. Automotive

Execute Market Segmentation
Aggressive Growth Potential is Projected for Tile in all Segments

Where are you Specifying Carpet Tile?

	2004	2003
Corporate	63%	75%
Education	54%	28%
Healthcare	46%	25%
Retail	35%	16%
Hospitality	26%	5%
Do NOT Specify Carpe	9%	N/A
Public Spaces	6%	7%
Fitness	4%	N/A

Although the majority of respondents are specifying Carpet Tile for Corporate jobs, the Top 25 are also specifying it for their projects in new markets sectors

Floor Focus 2004

The execution of market segmentation will drive the greatest value to our stakeholders

Commercial Specified Market Segmentation Opportunity in the U.S

Segment ($ Millions)	2002 Total MKT. Revenue (ALL)	2002 Tile Market	2002 Tile % of Total Revenue	Potential 2005 Tile Market Share
Office	$ 828	$ 435	53%	60%
Hospitality	$ 250	$ 27	11%	15%
Healthcare	$ 388	$ 110	28%	30%
Retail	$ 415	$ 30	7%	10%
Education	$ 371	$ 105	28%	50%
Government/Other	$ 250	$ 108	43%	55%
Total Specified	$ 2,501	$ 815	33%	

Source: Dupont

Execute Market Segmentation

Educational Buildings
Millions of Square Feet



300
250
200
150
100
50
80 82 84 86 88 90 92 94 96 98 00 02 04 06

Hotels
Millions of Square Feet



110
90
70
50
30
10
80 82 84 86 88 90 92 94 96 98 00 02 04 06

Educational Buildings

2003	241 msf	-5%
2004	217 msf	-10%
2005	223 msf	+3%

Hotel Construction

2003	45 msf	+13%
2004	47 msf	+4%
2005	53 msf	+13%

Offices
Millions of Square Feet



425
350
275
200
125
50
80 82 84 86 88 90 92 94 96 98 00 02 04 06

Office Construction

2003	144 msf	-9%
2004	155 msf	+8%
2005	170 msf	+10%

Source: McGraw Hill Co.

Execute Market Segmentation
Healthcare is Ready for Modular



US Green Buildings Council LEED certification program will introduce building guidelines in 2004 for healthcare's special needs.

1. Infection control.
2. Indoor air quality.
3. Low VOC.

Execute Market Segmentation

Interface Modular Meets Education's Special Needs



Including 2002 spending, $169 billion will be spent through 2004 on new, retrofit and addition construction

1. Antimicrobial protects products against mold and mildew.
2. Lasts longer than broadloom (selective replacement).
3. Low VOCs improves indoor air quality.
4. Lowers installation costs and makes less waste.

Execute Market Segmentation

Retail and Service Buildings - Largest Commercial Floor Space



The tremendous amount of Retail and Service floor space represents a huge upside potential for Modular Carpet

1. **Retail and Service floor spaces are generally high traffic areas.**
2. **Easier to isolate and repair problem spots.**
3. **Less interruption of business traffic.**

Execute Market Segmentation
Case Study: Modular in Hospitality

MODULAR	BROADLOOM
▪ Less expensive to install by almost 30% ▪ Faster to install; saving time and labor ▪ Take up is much faster in subsequent renovations ▪ Water-impermeable backing ▪ Anyone can make a repair by replacing only the tiles affected ▪ No lost revenue from either rooms being off-market or adjustments ▪ No tools or special knowledge required ▪ Very little attic stock is required - saves storage costs	▪ More expensive ▪ Storage and cutting area needed ▪ Ties up either parking or meeting space during the renovation ▪ Requires as many as 20 elevator trips to deliver a complete floor ▪ Broadloom repairs are noticeable and require an experienced technician ▪ Damage to broadloom often requires replacement of the entire room of carpet instead of just the affected area ▪ Broadloom repairs require scheduling, taking the room off-market resulting in loss of revenue ▪ More attic stock required

Execute Market Segmentation

Hospitality Industry - Ideal Candidate For Interface Modular



The hospitality industry has a high degree of traffic flow and a need for quick and easy maintenance, making Interface Modular an ideal product

1. Modular in Hospitality applications makes it easier to isolate and repair any problem spots in floor covering
2. Estimated 7.4 million square feet of Hospitality floor space in the U.S.

* HYATT in Atlanta, GA

Execute Market Segmentation
Hospitality - The Hyatt Atlanta


Carpet Tile Even Works in Common Areas



Interface Growth Platform
Expand the Residential Business



(Target)
$ 1.20B
$858M
10%
Gain
$ 785.0M
Baseline
End of Year
(2003)
Residential
$ 50M
Non-Office
Commercial Market
Segmentation
$ 150M
Corporate Office
Recovery
$ 150M
Base Year
2003

Execution Drivers

- **US residential carpet market is approximately $11B – current tile penetration is minimal**

Expand the Residential Business
2003 Interface Residential Accomplishments

INTERFACE FLOR	PRINCE STREET HOUSE AND HOME
• Positive sales trend • Growing designer registration • Established branded programs with Lowe's, DWR, boutique retail and others • The FLOR strategy is influencing the commercial perception of IFS	▪ Positive Sales Trends ▪ Currently in 256 retail store locations – Goal of 350 for 2004 ▪ The BPS H&H program is effectively influencing the perception of quality and innovation for Bentley Prince Street

The Interface brands benefit from the buzz with designers that the Flor and Heuga create

The House and Home Collection is supporting Bentley Prince Street's position in the high-end niche commercial broadloom market


INTERFACE and HEUGA COMMERCIAL BRANDS
RESIDENTIAL BRANDS FLOR HEUGA PRINCE ST H&H
BENTLEY PRINCE STREET COMMERCIAL BRANDS

Expand the Residential Business



Consumers desire customizable, smart and better quality products that solve problems

- Lifestyle trends
  - Desire for new applications
  - Cocooning trend of investing in the home
- Purchasing trends
  - DIY -- "Do it yourself" Design it yourself"
  - Internet and catalog sales on rise
- Design influenced consumer
  - Marketplace shift toward focus on design


Modular Carpet

Homeowners Will Be Able to Buy Interface Products at Lowe's


Modular Carpet
Featured Product
Featured Product
Armstrong

Lowe's for Interface Flor

- InterfaceFlor will be rolled out to over 1,000 stores nationwide.
- Atlanta and Los Angeles markets will carry inventory and include advertising campaigns.

Capture Emerging Markets


(Target)
$ 1.20B
Emerging Markets
$ 75M
Residential
$ 50M
Non-Office
Commercial Market
Segmentation
$ 150M
$858M
Corporate Office
Recovery
$ 150M
10%
Gain
$ 785.0M
Baseline
End of year
(2003)
Base Year
2003

Execution Drivers

- **The Asian markets represent a large sales growth opportunity for Interface in both Fabrics and Modular**

The Top FIVE Opportunities

1. China
2. Japan
3. Eastern Europe
4. Middle East
5. India

Capture Emerging Markets


HIGH
INVESTMENT
LOW
China
Japan
Middle East
India
Eastern Europe
LOW
HIGH
VALUE OPPORTUNITY
(TARGET Sales)


Eastern Europe
(1.2M m2)
Middle East
(1.1M m2)
Japan
(24M m2)
India
(225K m2)
China
(6.5M m2)

We Don't Know How Far Modular Can Go …

